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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                         Date of Report: May 14, 2004
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                      (Date of earliest event reported)


                                  MetLife, Inc.
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             (Exact name of registrant as specified in its charter)



 Delaware                                1-15787                  13-4075851
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(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)




              One Madison Avenue, New York, New York 10010-3690
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             (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 578-2211
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Item 5.  Other Events and Regulation FD Disclosure.

     On May 14, 2004, MetLife, Inc., a Delaware corporation, issued a press release announcing the receipt by its subsidiary, General American Life Insurance Company, a Missouri corporation, of a "Wells Notice" from the Securities and Exchange Commission. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

99.1    Press release issued by MetLife, Inc. on May 14, 2004,
        filed herewith.
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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               METLIFE, INC.


                               By:   /s/ Gwenn L. Carr
                                     -------------------------------------
                                     Name:  Gwenn L. Carr
                                     Title: Vice-President and Secretary




Date: May 14, 2004








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                                 EXHIBIT INDEX

99.1 Press Release issued by MetLife, Inc. on May 14, 2004, filed herewith.